SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: February 20, 2002


                          WORLD ENVIROTECH, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                          000-33031                   84-1263981
------------------                -----------                ----------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

      #830 - 789 West Pender Street, Vancouver, B.C. Canada      VC 1H2
      --------------------------------------------------------------------
      (Address of Principal Executive Offices)               (Postal Code)


        Registrant's telephone number, including area code: (604) 632-9638
                                                            --------------

Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

                None.
Item 5.     Other Events

                At a Special Meeting ofShareholders on February 18, 2002, the Shareholders approved the following Amendments to the Articles of Incorporation
                1) The name of the company shall be changed to a name selected by the Board of Directors: (The Board has selectd the name "The Link Group, Inc.").
                2) The increase in authorized common stock to 200,000,000 shares @ $.0001 per share.

                In addition the shareholders authorized the pro rata reverse split of the issued and outstanding shares on a one for four basis, effective February 28, 2002.

Item 6.     Resignation and Appointment of Directors

                         None.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                         None.

Item 8.     Change In Fiscal Year

                         None.

Item 9.     Regulation FD Disclosure

                         None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2001                           WORLD ENVIROTECH, INC.


                                                /s/Ernest Cheung
                                           By: ---------------------------------
                                                Ernest Cheung, President

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION



         Pursuant to the provisions of the Colorado Corporation Code, the undersigned corporation adopts the following Articles of Amendments to its Articles of Incorporation:

         FIRST: The name of the corporation is WORLD ENVIROTECH, INC.


         SECOND: The following amendment to the Articles of Incorporation was adopted on February 18, 2002, as prescribed by the Colorado Corporation Code, in the manner marked with an X below:

                  X Such amendment was adopted by a vote of the common shareholders. The number of shares voted for the amendment was sufficient for approval.

                           NAME IS HEREBY CHANGED TO:

               THE LINK GROUP, INC.

         THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:


               None

         FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows:

               None

                            World Envirotech, Inc.



                            By:      /s/Ernest Cheung
                                     -----------------------
                                    Ernest Cheung, President

STATE OF COLORADO
                               SS.
COUNTY OF JEFFERSON

         The foregoing was acknowledged before me by Ernest Cheung as President of World Envirotech, Inc. a Colorado corporation, this 18th day of February, 2002.

         My Commission expires:12/19/04
                                                  /s/Shelly Williams
                                                --------------------------
                                                  Notary Public
                                                  Address: